UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

Dreyfus Stock Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/10

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus

International

Equity Fund

SEMIANNUAL REPORT March 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
33	Information About the Review and Approval of the Fund’s Investment Advisory and Administration Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
International Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Equity Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman & Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Sean P. Fitzgibbon, CFA, and Mark A. Bogar, CFA

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus International Equity Fund’s Class A shares produced a total return of 2.31%, Class B shares returned 1.89%, Class C shares returned 1.92% and Class I shares returned 2.41%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 3.06% for the same period.2 International stocks encountered heightened volatility over the reporting period, as the global economy recovered from a recession, but Europe suffered through a sovereign debt crisis. The fund produced lower returns than its benchmark, partially due to lagging performance in Italy and materials.

Effective January 8, 2010, Sean P. Fitzgibbon and Mark A. Bogar became the fund’s primary portfolio managers.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada, and may also invest up to 25% of its assets in securities of issuers located in emerging market countries.

The fund invests in stocks that appear to be undervalued as measured by their price/earnings ratios, and that may have value and/or growth characteristics.We employ a “bottom-up” investment approach, which emphasizes individual stock selection. Our stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Economic Recovery, Debt Crisis Sparked Volatility

The reporting period witnessed the continuation of a global economic recovery that had begun early in 2009. Although unemployment remained stubbornly high in many regions of the world, improved

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

manufacturing activity and robust demand for energy and industrial commodities from the emerging markets helped boost confidence among investors, consumers and businesses. However, market conditions differed significantly from one region to another. While developing nations in Asia and Latin America seemed to thrive, Europe was mired in a sovereign debt crisis emanating mainly from Greece.The United States showed encouraging signs of economic growth, but Japan continued to struggle with persistent economic weakness.

After rallying strongly earlier in 2009, international stock markets began to lose momentum during the final months of the year. Meanwhile, investors appeared to shift their focus from bargain-hunting among stocks that had been severely punished in the downturn to higher-quality companies with sustainable earnings growth. Equities pulled back sharply early in 2010 when Greece’s debt crisis dominated the headlines, but most markets subsequently bounced back, largely erasing previous losses amid evidence of further economic improvement.

Security Selections Produced Mixed Performance

The fund achieved especially strong results in France, Norway and Singapore. The fund’s investments in France, which generally were hurt by a weakening euro, declined less sharply than average due to gains among some of the fund’s more economically sensitive holdings, including industrial supplier Vallourec, construction and engineering company Vinci and oil services provider The Technip Company. In Norway, Petroleum Geo-Services advanced along with oil prices, and telecommunications company Telenor A/S rebounded from depressed levels. Singapore-based port operator Sembcorp Marine fared well in the economic recovery, while stronger intra-Asia trade patterns benefited regional banks such as United Overseas Bank.

From a market sector perspective, industrial stocks such as IMI and Cookson Group in the United Kingdom helped support results as global business conditions stabilized. Consumer discretionary companies such as Volkswagen, Compass Group and Esprit Holdings also contributed positively to relative results.

Disappointments during the reporting period were found primarily in Italy, Australia and Japan. After rallying earlier in the year, Italian banks Banco Popolare S.C. and UniCredit pulled back due to economic turbulence in some European markets and potentially stricter capital requirements from regulators. The fund’s results were dampened by

4

underweighted exposure to the materials sector in Australia. Although the fund participated in the benefits of rising commodity prices through BHP Billiton, it was underweight Rio Tinto and didn’t own Xstrata in the U.K. as well as other mining companies that gained substantial value. Finally, in Japan, chemical producers such as Shin-Etsu Chemical reported weaker-than-expected results when greater pricing power did not materialize. Although specialty packaging company Kaneka Corporation fell sharply, better performance later in the reporting period moderated losses. Also in Japan, drug developer Astellas Pharma encountered difficulty integrating a recent acquisition.

Focusing on Fundamentals

As the economic recovery progresses, we believe that investors are likely to become more selective, turning away from bargain hunting in favor of conducting research to find companies with sound business fundamentals. Our research has found a number of opportunities among attractively valued, fundamentally sound companies in a variety of geographic regions and market sectors. Indeed, a return to a more selective, fundamentals-focused market environment may be particularly well suited to our investment approach.

April 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S.
dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset
Management, LLC. Had these expenses not been absorbed, returns would have been lower.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Equity Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.65	$ 9.82	$ 9.56	$ 4.29
Ending value (after expenses)	$1,023.10	$1,018.90	$1,019.20	$1,024.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.64	$ 9.80	$ 9.55	$ 4.28
Ending value (after expenses)	$1,019.35	$1,015.21	$1,015.46	$1,020.69

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.95% for Class B, 1.90% for Class
C, and .85% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2010 (Unaudited)

Common Stocks—98.0%	Shares	Value ($)
Australia—7.4%
AGL Energy	53,260	734,577
Atlas Iron	276,360 [a]	621,324
AWE	176,990 [a]	441,769
BHP Billiton	33,193	1,327,732
Commonwealth Bank of Australia	34,920	1,803,776
Macquarie Group	17,270	748,809
National Australia Bank	55,820	1,409,663
Qantas Airways	486,770 [a]	1,268,584
Stockland	300,490	1,100,221
Westfield Group	108,885	1,205,015
Westpac Banking	25,014	639,042
		11,300,512
Austria—.7%
Erste Group Bank	26,706	1,121,798
Denmark—.8%
Carlsberg, Cl. B	15,380	1,290,828
Finland—.6%
Fortum	36,380	889,870
France—10.9%
Atos Origin	14,810 [a]	743,721
AXA	82,494	1,835,107
BNP Paribas	32,277	2,478,822
Credit Agricole	44,890	785,778
France Telecom	61,940	1,482,032
GDF Suez	28,202	1,089,410
Legrand	15,290	483,040
Rhodia	48,650 [a]	1,007,984
Sanofi-Aventis	33,560	2,501,657
Technip	9,340	759,432
Total	19,512	1,132,696
Vallourec	4,280	863,076
Vinci	24,570	1,448,056
		16,610,811
Germany—7.6%
BASF	28,990	1,798,024
Bayer	31,350	2,120,544

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
E.ON	26,350	972,848
HeidelbergCement	19,675	1,097,514
Lanxess	17,560	809,124
Metro	31,400	1,862,676
Rheinmetall	7,400	530,028
RWE	15,530	1,376,007
Salzgitter	10,611	985,027
		11,551,792
Greece—.4%
Bank of Cyprus Public	87,460	552,842
Hong Kong—2.2%
Esprit Holdings	146,029	1,151,982
Hongkong Land Holdings	273,000	1,384,110
Hutchison Whampoa	104,000	760,821
		3,296,913
Ireland—.7%
CRH	18,238	455,223
Dragon Oil	88,600 [a]	650,739
		1,105,962
Italy—3.8%
Enel	139,190	778,312
ENI	89,640	2,103,037
Fondiaria-Sai	44,130	663,994
Terna Rete Elettrica Nazionale	123,550	534,413
UniCredit	612,330 [a]	1,809,168
		5,888,924
Japan—19.7%
Asahi Kasei	160,000	860,841
Astellas Pharma	40,400	1,462,766
Canon	41,800	1,935,972
Central Japan Railway	242	1,843,021
Daihatsu Motor	89,000	850,112
Daito Trust Construction	14,800	713,959
Fujitsu	340,000	2,225,693
Hino Motors	262,000	1,106,963
Hitachi	432,000 [a]	1,612,664
Honda Motor	45,700	1,613,114

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Kaneka	118,000	764,873
Keihin	85,000	1,641,994
Lawson	35,300	1,506,546
Makita	30,200	994,930
Mitsubishi	68,400	1,792,491
Mitsubishi UFJ Financial Group	223,500	1,171,409
Nomura Holdings	98,800	728,133
Sankyo	28,800	1,424,751
SMC	5,500	746,550
Softbank	29,600	729,156
Sumitomo Mitsui Financial Group	38,400	1,269,184
Sumitomo Trust & Banking	85,000	498,235
Tokai Rika	25,100	515,209
Tokyo Gas	177,000	780,019
Toyo Suisan Kaisha	23,000	594,866
Yahoo! Japan	2,110	768,483
		30,151,934
Luxembourg—.6%
Millicom International Cellular, SDR	9,930 [a]	888,400
Netherlands—2.4%
ING Groep	71,200 [a]	710,865
Koninklijke Vopak	9,490 [a]	747,403
STMicroelectronics	63,910	636,182
TNT	52,660	1,509,997
		3,604,447
Norway—1.9%
DNB NOR	59,600 [a]	680,919
Petroleum Geo-Services	56,600 [a]	741,404
Telenor	107,800 [a]	1,461,953
		2,884,276
Singapore—.7%
SembCorp Marine	362,000	1,084,227
Spain—2.2%
Banco Bilbao Vizcaya Argentaria	75,990	1,039,708
Banco Santander	171,640	2,281,177
		3,320,885

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Sweden—.8%
Electrolux, Ser. B	50,760	1,159,931
Switzerland—9.7%
Adecco	20,810	1,181,220
Credit Suisse Group	40,080	2,065,960
Nestle	95,270	4,879,154
Novartis	15,475	835,832
Petroplus Holdings	60,400 [a]	1,122,189
Roche Holding	20,404	3,309,071
Sulzer	9,338 [a]	907,763
Swiss Life Holding	3,920 [a]	514,909
		14,816,098
United Kingdom—22.0%
Anglo American	26,120 [a]	1,139,168
Aviva	192,480	1,125,414
Barclays	243,280	1,330,143
Berkeley Group Holdings	98,120 [a]	1,212,020
BP	172,620	1,632,998
British American Tobacco	73,650	2,538,711
BT Group	720,360	1,354,405
Compass Group	150,080	1,197,944
Cookson Group	123,071 [a]	1,020,643
GlaxoSmithKline	136,750	2,626,136
HSBC Holdings	194,190	1,968,480
IMI	134,890	1,350,988
Imperial Tobacco Group	35,130	1,071,524
Kingfisher	238,810	776,971
Legal & General Group	677,930	905,820
Old Mutual	468,930	871,710
Rio Tinto	48,000	2,844,396
Rolls-Royce Group	50,020	452,015
Royal Dutch Shell, Cl. A	8,110	235,062
Royal Dutch Shell, Cl. B	123,530	3,403,271
Thomas Cook Group	424,970	1,739,915
Unilever	70,000	2,055,449
WPP	72,820	754,743
		33,607,926

10

Common Stocks (continued)	Shares	Value ($)
United States—2.9%
iShares MSCI EAFE Index Fund	79,490	4,449,850
Total Common Stocks
(cost $138,514,168)		149,578,226

Preferred Stocks—.5%
Germany
Volkswagen	8,310	762,107
Volkswagen, Rights	8,310 [a]	5,163
Total Preferred Stocks
(cost $695,095)		767,270

Other Investment—.6%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $880,000)	880,000 [b]	880,000

Total Investments (cost $140,089,263)	99.1%	151,225,496
Cash and Receivables (Net)	.9%	1,356,511
Net Assets	100.0%	152,582,007

SDR—Swedish Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.7	Information Technology	5.2
Industrial	11.9	Utilities	4.7
Consumer Staples	10.4	Telecommunication Services	3.9
Consumer Discretionary	9.9	Exchange Traded Funds	2.9
Materials	9.0	Money Market Investment	.6
Health Care	8.4	Automobiles	.5
Energy	8.0		99.1

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		139,209,263		150,345,496
Affiliated issuers			880,000	880,000
Cash				35,957
Cash denominated in foreign currencies			492,100	492,817
Receivable for investment securities sold				1,375,907
Dividends and interest receivable				1,010,107
Receivable for shares of Beneficial Interest subscribed				274,617
Prepaid expenses				38,348
				154,453,249
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates—Note 3(c)				136,919
Payable for investment securities purchased				1,497,572
Payable for shares of Beneficial Interest redeemed				178,634
Unrealized depreciation on forward
foreign currency exchange contracts—Note 4				3,101
Accrued expenses				55,016
				1,871,242
Net Assets ($)				152,582,007
Composition of Net Assets ($):
Paid-in capital				229,312,948
Accumulated distributions in excess of investment income—net				(141,209)
Accumulated net realized gain (loss) on investments				(87,729,769)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions				11,140,037
Net Assets ($)				152,582,007

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	70,648,078	2,840,938	10,042,957	69,050,034
Shares Outstanding	2,673,557	107,745	378,570	2,597,736
Net Asset Value Per Share ($)	26.42	26.37	26.53	26.58

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $130,108 foreign taxes withheld at source):
Unaffiliated issuers	1,558,046
Affiliated issuers	812
Total Income	1,558,858
Expenses:
Investment advisory fee—Note 3(a)	554,233
Administration fee—Note 3(a)	69,279
Shareholder servicing costs—Note 3(c)	219,529
Custodian fees—Note 3(c)	79,873
Distribution fees—Note 3(b)	51,066
Professional fees	21,166
Registration fees	18,721
Prospectus and shareholders’ reports	11,565
Trustees’ fees and expenses—Note 3(d)	4,917
Loan commitment fees—Note 2	2,765
Miscellaneous	21,935
Total Expenses	1,055,049
Less—reduction in expenses due to undertaking—Note 3(a)	(294,506)
Less—reduction in fees due to earnings credits—Note 1(c)	(216)
Net Expenses	760,327
Investment Income—Net	798,531
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,641,936
Net realized gain (loss) on forward foreign currency exchange contracts	109,732
Net Realized Gain (Loss)	3,751,668
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(1,541,325)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,603)
Net Unrealized Appreciation (Depreciation)	(1,542,928)
Net Realized and Unrealized Gain (Loss) on Investments	2,208,740
Net Increase in Net Assets Resulting from Operations	3,007,271

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment income—net	798,531	2,072,837
Net realized gain (loss) on investments	3,751,668	(66,060,279)
Net unrealized appreciation
(depreciation) on investments	(1,542,928)	50,465,812
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,007,271	(13,521,630)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,507,280)	(4,649,806)
Class B Shares	(32,953)	(149,398)
Class C Shares	(124,419)	(422,631)
Class I Shares	(1,287,423)	(111,856)
Class T Shares	—	(43,840)
Total Dividends	(2,952,075)	(5,377,531)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,873,546	7,556,436
Class B Shares	39,607	117,213
Class C Shares	507,572	576,820
Class I Shares	38,360,112	28,202,542
Class T Shares	—	90,360

14

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A Shares	1,415,766	4,192,930
Class B Shares	23,791	106,325
Class C Shares	68,986	230,943
Class I Shares	1,281,710	54,716
Class T Shares	—	25,122
Cost of shares redeemed:
Class A Shares	(11,526,264)	(44,104,029)
Class B Shares	(791,592)	(2,030,166)
Class C Shares	(1,442,532)	(6,467,884)
Class I Shares	(1,772,282)	(4,579,357)
Class T Shares	—	(931,064)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	29,038,420	(16,959,093)
Total Increase (Decrease) in Net Assets	29,093,616	(35,858,254)
Net Assets ($):
Beginning of Period	123,488,391	159,346,645
End of Period	152,582,007	123,488,391
Undistributed (distributions in excess of)
investment income—net	(141,209)	2,012,335

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	108,712	357,154
Shares issued for dividends reinvested	53,425	195,068
Shares redeemed	(439,590)	(2,039,587)
Net Increase (Decrease) in Shares Outstanding	(277,453)	(1,487,365)
Class Bb
Shares sold	1,534	4,743
Shares issued for dividends reinvested	897	4,955
Shares redeemed	(30,372)	(95,453)
Net Increase (Decrease) in Shares Outstanding	(27,941)	(85,755)
Class C
Shares sold	19,020	26,020
Shares issued for dividends reinvested	2,586	10,682
Shares redeemed	(54,845)	(302,406)
Net Increase (Decrease) in Shares Outstanding	(33,239)	(265,704)
Class I
Shares sold	1,438,378	1,306,091
Shares issued for dividends reinvested	48,112	2,526
Shares redeemed	(66,107)	(210,329)
Net Increase (Decrease) in Shares Outstanding	1,420,383	1,098,288
Class Tc
Shares sold	—	4,169
Shares issued for dividends reinvested	—	1,168
Shares redeemed	—	(47,362)
Net Increase (Decrease) in Shares Outstanding	—	(42,025)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended March 31, 2010, 9,349 Class B shares representing $241,912 were automatically converted to 9,319 Class A shares and during the period ended September 30, 2009, 16,759 Class B shares representing $353,492 were automatically converted to 16,662 Class A shares.
c On the close of business on February 4, 2009, 19,018 Class T shares representing $366,484 were converted to
19,028 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2010			Year Ended September 30,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	26.36	29.26	48.76	40.05	34.14	26.23
Investment Operations:
Investment income—net[a]	.14	.45	.77	.63	.59	.38
Net realized and unrealized
gain (loss) on investments	.46	(2.11)	(16.45)	8.81	5.58	7.61
Total from Investment Operations	.60	(1.66)	(15.68)	9.44	6.17	7.99
Distributions:
Dividends from
investment income—net	(.54)	(1.24)	(.67)	(.28)	(.04)	(.07)
Dividends from net realized
gain on investments	—	—	(3.15)	(.45)	(.22)	(.01)
Total Distributions	(.54)	(1.24)	(3.82)	(.73)	(.26)	(.08)
Net asset value, end of period	26.42	26.36	29.26	48.76	40.05	34.14
Total Return (%)[b]	2.31[c]	(4.73)	(34.53)	23.80	18.16	30.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60[d]	1.84	1.57	1.27[e]	1.38[e]	3.12[e]
Ratio of net expenses
to average net assets	1.12[d]	1.12	1.12	1.19[e]	1.28[e]	1.50[e]
Ratio of net investment income
to average net assets	1.04[d]	2.12	1.90	1.37[e]	1.55[e]	1.15[e]
Portfolio Turnover Rate	40.97[c]	160.27	117.20	18.76[c,f]	—	—
Net Assets, end of period
($ x 1,000)	70,648	77,775	129,886	286,373 124,283		10,107

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and 2006, the ratios include the fund’s share of The Boston Company International Core Equity Portfolio’s
(the “Portfolio”) allocated expenses.
f For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2010			Year Ended September 30,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	26.14	28.70	47.83	39.40	33.79	26.09
Investment Operations:
Investment income—net[a]	.02	.26	.41	.19	.25	.14
Net realized and unrealized
gain (loss) on investments	.48	(2.03)	(16.15)	8.73	5.58	7.57
Total from Investment Operations	.50	(1.77)	(15.74)	8.92	5.83	7.71
Distributions:
Dividends from
investment income—net	(.27)	(.79)	(.24)	(.04)	—	—
Dividends from net realized
gain on investments	—	—	(3.15)	(.45)	(.22)	(.01)
Total Distributions	(.27)	(.79)	(3.39)	(.49)	(.22)	(.01)
Net asset value, end of period	26.37	26.14	28.70	47.83	39.40	33.79
Total Return (%)[b]	1.89[c]	(5.63)	(35.04)	22.79	17.25	29.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.74[d]	2.78	2.40	2.06[e]	2.18[e]	3.93[e]
Ratio of net expenses
to average net assets	1.95[d]	1.95	1.95	2.00[e]	2.03[e]	2.25[e]
Ratio of net investment income
to average net assets	.17[d]	1.23	1.04	.43[e]	.68[e]	.44[e]
Portfolio Turnover Rate	40.97[c]	160.27	117.20	18.76[c,f]	—	—
Net Assets, end of period
($ x 1,000)	2,841	3,547	6,356	13,590	12,292	4,295

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and 2006, the ratios include the fund’s share of The Boston Company International Core Equity Portfolio’s
(the “Portfolio”) allocated expenses.
f For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

18

Six Months Ended
March 31, 2010			Year Ended September 30,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	26.34	28.82	47.81	39.40	33.80	26.15
Investment Operations:
Investment income—net[a]	.03	.27	.37	.23	.25	.16
Net realized and unrealized
gain (loss) on investments	.48	(2.02)	(16.14)	8.71	5.58	7.54
Total from Investment Operations	.51	(1.75)	(15.77)	8.94	5.83	7.70
Distributions:
Dividends from
investment income—net	(.32)	(.73)	(.07)	(.08)	(.01)	(.04)
Dividends from net realized
gain on investments	—	—	(3.15)	(.45)	(.22)	(.01)
Total Distributions	(.32)	(.73)	(3.22)	(.53)	(.23)	(.05)
Net asset value, end of period	26.53	26.34	28.82	47.81	39.40	33.80
Total Return (%)[b]	1.92[c]	(5.54)	(35.04)	22.85	17.27	29.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.45[d]	2.62	2.30	1.99[e]	2.11[e]	3.87[e]
Ratio of net expenses
to average net assets	1.90[d]	1.90	1.90	1.96[e]	2.03[e]	2.25[e]
Ratio of net investment income
to average net assets	.26[d]	1.28	.93	.51[e]	.68[e]	.50[e]
Portfolio Turnover Rate	40.97[c]	160.27	117.20	18.76[c,f]	—	—
Net Assets, end of period
($ x 1,000)	10,043	10,848	19,529	66,102	51,752	7,766

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and 2006, the ratios include the fund’s share of The Boston Company International Core Equity Portfolio’s
(the “Portfolio”) allocated expenses.
f For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2010			Year Ended September 30,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	26.60	29.73	49.50	40.57	34.50	26.47
Investment Operations:
Investment income—net[b]	.21	.58	.54	.76	.85	.40
Net realized and unrealized
gain (loss) on investments	.43	(2.27)	(16.37)	8.94	5.49	7.75
Total from Investment Operations	.64	(1.69)	(15.83)	9.70	6.34	8.15
Distributions:
Dividends from
investment income—net	(.66)	(1.44)	(.79)	(.32)	(.05)	(.11)
Dividends from net realized
gain on investments	—	—	(3.15)	(.45)	(.22)	(.01)
Total Distributions	(.66)	(1.44)	(3.94)	(.77)	(.27)	(.12)
Net asset value, end of period	26.58	26.60	29.73	49.50	40.57	34.50
Total Return (%)	2.41[c]	(4.62)	(34.34)	24.12	18.47	30.59
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15[d]	1.26	1.19	.93[e]	1.07[e]	3.04[e]
Ratio of net expenses
to average net assets	.85[d]	.85	.85	.91[e]	1.03[e]	1.25[e]
Ratio of net investment income
to average net assets	1.56[d]	2.58	1.30	1.63[e]	2.19[e]	1.29[e]
Portfolio Turnover Rate	40.97[c]	160.27	117.20	18.76[c,f]	—	—
Net Assets, end of period
($ x 1,000)	69,050	31,317	2,350	15,515	8,723	29

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.
e For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and 2006, the ratios include the fund’s share of The Boston Company International Core Equity Portfolio’s
(the “Portfolio”) allocated expenses.
f For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is long-term growth of capital.The Boston Company Asset Management, LLC (“TBCAM”) serves as the fund’s investment adviser. The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), and an affiliate of TBCAM, serves as the fund’s Administrator.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has

22

been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant SDR’s and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	145,895,646	—	—	145,895,646
Mutual Funds/
Exchange
Traded Funds	5,329,850	—	—	5,329,850
Other Financial
Instruments††	—	—	—	—
Liabilities ($)
Other Financial
Instruments††	—	(3,101)	—	(3,101)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures

24

about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as

26

income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $36,458,262 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, the carryover expires in fiscal 2017.

As a result of the fund’s merger with Dreyfus Founders International Equity Fund, capital losses of $4,187,160 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. Of this acquired capital loss $1,936,910 will expire in fiscal 2010 and $2,250,250 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: ordinary income $5,377,531. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2010, the fund did not borrow under the Facilities.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly.

Dreyfus and TBCAM have contractuallly agreed, with respect to each class of fund shares, to assume the expenses of each class so that such expenses do not exceed the annual rates of expenses of 1.12% for Class A, 1.95% for Class B, 1.90% for Class C, and .85% for Class I, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for each class. The reduction in expenses, pursuant to the undertaking, amounted to $294,506 during the period ended March 31, 2010.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. During the period ended March 31, 2010, the fund was charged $69,279 pursuant to the administration agreement.

During the period ended March 31, 2010, the Distributor retained $1,151 from commissions earned on sales of the fund’s Class A shares and $8,035 and $161 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2010, Class B and Class C shares were charged $11,952 and $39,114, respectively, pursuant to the Plan.

28

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2010, Class A, Class B and Class C shares were charged $91,820, $3,984 and $13,038, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $34,452 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $4,895 pursuant to the cash management agreement.These fees were partially offset by earnings credits which amounted to $216.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $79,873 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $101,709, administration fees $12,714, Rule 12b-1 distribution plan fees $8,237, shareholder services plan fees $17,676, custodian fees $45,929, chief compliance officer fees $2,742 and transfer agency per account fees $10,983, which are offset against an expense reimbursement currently in effect in the amount of $63,071.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended March 31, 2010, redemption fees charged and retained by the fund amounted to $341.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2010, amounted to $81,530,841 and $55,474,290, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	3/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	110,000	35,828,000	35,058,000	880,000.6

30

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			(Depreciation)
Exchange Contracts	Amounts	Cost ($)	Value ($)	at 3/31/2010 ($)
Purchases:
Japanese Yen,
Expiring 4/1/2010	42,730,884	460,165	457,064	(3,101)

At March 31, 2010, accumulated net unrealized appreciation on investments was $11,136,233, consisting of $17,252,603 gross unrealized appreciation and $6,116,370 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Investment Advisory Agreement, pursuant to whichTBCAM provides the fund with investment advisory services, and the fund’s separate Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services.The Board members,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature,Extent,and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information. The Board also discussed the nature, extent, and quality of the services provided to the fund by TBCAM and Dreyfus pursuant to the fund’s Investment Advisory and Administration Agreements, respectively. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships that Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered TBCAM’s research and portfolio management capabilities and that Dreyfus provides oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered TBCAM’s and Dreyfus’ separate and extensive administrative, accounting, and compliance infrastructures.

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Comparative Analysis of the Fund’s Investment Advisory Fee and Administration Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s total investment advisory fee and administration fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper, all for various periods ended August 31September 30, 20082009. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for the past five our calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of August 31September 30, 20082009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s total contractual investment advisory and administration management fee was lower than approximated the Expense Group median, and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians.The Board also noted

34

that the fund’s total expense ratio (Class A shares) was lower than the Expense Group and Expense Universe medians, and that the fund benefited from an noting also TBCAM’s uundertaking by during the past yearTBCAM to waive receipt of a to waive receipt of a substantial portion of the fund’s its management fee.

With respect to the fund’s performance, the Board noted that the fund achieved fourth quartile (the first quartile being the highest performance ranking group) total return rankings in s lower than the Performance Group median for each reported time period up to 3 years and higher than the Performance Group median for each reported longer-term time period up to 5 years.The Board also noted that the fund achieved total returns variously at, higher, and lower than the Performance Universe median for each reported time period up to 10 5 years.The Board further noted that the fund’s total return was higher than the fund’s benchmark index for 3 of the past 54 calendar years (lower only in the two most recent calendar years).The Board received a presentation from the fund’s primary portfolio manager regarding the factors which , over the past year, influenced the fund’s performance results, and the outlook for improvement. The Board expressed concern over the continuing decline in the fund’s long-term shorter-term performance results, but noted from materials separately provided to the Board members at the meeting that the fund had achieved a second quartile total return ranking in the fund’s Lipper category for the recent calendar quarter period. Representatives of Dreyfus also discussed with the Board’s the portfolio manager’s recent performance and the performance of the fund’s quantitative model in recent months, and committed to continue to monitor the portfolio manager’s ability to improve fund performance. s and performance over the past year and, while noting the fund’s more successful track record in prior years, also stated its expectation for improved performance results in the future.

The Fund	35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fees paid toTBCAM or Dreyfus or its affiliates by the mutual funds managed by TBCAM (or Dreyfus or its affiliates) that were reported in the same Lipper category as the fund (the “Similar Funds”). Dreyfus’ representatives also reviewed the fees paid by institutional separate accounts managed by TBCAM (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”) that have similar investment objectives and policies as the fund. Dreyfus does not manage any international separate accounts or wrap fee accounts. Dreyfus’ representatives explained the nature of each Similar Account and the differences, from Dreyfus’ and TBCAM’s perspective (as applicable), in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through inter-mediaries.The Board analyzed the differences in fees paid to TBCAM and discussed the relationship of the management fees paid in light of the services provided. Dreyfus’ representatives advised the Board that the management fees for the Separate Accounts reflected TBCAM’s independent pricing and cost structures.The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Representatives of Dreyfus reviewed with the Board members the fees paid to TBCAM or Dreyfus or their affiliates by mutual funds managed by TBCAM or Dreyfus or their affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and the differences in providing services to the Similar Funds as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid toTBCAM and discussed the relationship of the management fees paid in light of the services pro-vided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s advisory fee. Dreyfus’ representatives noted

36

that there were no similarly managed institutional separate accounts or wrap fee accounts managed byTBCAM or Dreyfus or their affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus for the fund and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, that was prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund com-plex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to TBCAM from acting as investment adviser to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Administration Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It was noted that the profitability

The Fund	37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

percentage for Dreyfus was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

Profitability percentages with respect to TBCAM’s service as the fund’s investment adviser were not presented at this meeting. In this regard, the Board noted that the fund is relatively small in asset size, and that TBCAM only has served as the fund’s investment adviser since August 1, 2007, during which time TBCAM has waived receipt of a significant portion of the fund’s investment advisory fee.

Because TBCAM became investment adviser to the fund on August 1, 2007, meaningful profitability percentages with respect to TBCAM acting as investment adviser to the fund were not available, and such information was not considered at this meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement and Administration Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature,extent,and quality of the services provided by the Manager to the fund are adequate and appropriate.

  The Board was not As to the fsatisfied with the fund’s performance, but noted the potential for improvement for the the Board noted the fund’s relative total return performance from recent return results.The Board also supported Dreyfus continuing to closely monitor the portfolio manager’s ability to deliver stimproved ronger relative per- formance results. cord in prior years and the portfolio manager’s expla- nation for recent, less competitive, relative performance results, and noted its expectation for improved performance results in the future.

38

  The Board concluded that the total investment advisory and admin- istrative fee paid to TBCAM and Dreyfus, respectively, by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to TBCAM or Dreyfus and its affiliates in connection with the man- agement of the fund had been adequately considered byTBCAM and Dreyfus in connection with the investment advisory fee and admin- istrative fee rates charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Investment Advisory Management Agreement for a shorter six-month period, through May 31, 20109, and Administration Agreement for a one-year period, was in the best interests of the fund and its shareholders, noting that the six-month re-approval period for the Investment Advisory Agreement offered the Board the opportunity to further assess the ability of the fund’s portfolio manager to time for each fund to demonstrate improved relative performance.

The Fund	39

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus

Small Cap

Equity Fund

SEMIANNUAL REPORT March 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
33	Information About the Review and Approval of the Fund’s Investment Advisory and Administration Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
Small Cap Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Cap Equity Fund, covering the six-month period from October 1, 2009, through March 31, 2010.

The equity markets continued to produce some of the most dramatic performance returns in recent years off of the March 2009 lows, as efforts to support the global economic recovery appeared to gain traction.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, continued to benefit investors in both U.S. and international markets. However, since the beginning of 2010, recent overseas credit concerns have dampened international markets to an extent, which might be an implication that this trend is moderating.

We believe that sustained global and U.S. economic expansions should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the worldwide stock markets, positive returns over the foreseeable future are likely to be delivered through in-depth research and a selective security evaluation process. If you have questions about equities, your financial advisor is best suited to provide current market perspectives relative to your portfolio and to discuss potential opportunities which may match your current expectations and your long-term investment targets.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman & Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through March 31, 2010, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended March 31, 2010, Dreyfus Small Cap Equity Fund’s Class A shares produced a total return of 12.41%, Class B shares returned 11.99%, Class C shares returned 12.04% and Class I shares returned 12.62%.1 The fund’s benchmark, the Russell 2500 Value Index, achieved a total return of 14.66% for the same period.2

Stocks generally advanced over the reporting period as the global economy continued to recover from a recession and financial crisis. Value-oriented small-cap stocks generally outperformed their more growth-oriented counterparts.The fund produced lower returns than its benchmark, primarily due to weak stock selections in the consumer staples, technology and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund invests, under normal circumstances, at least 80% of its assets in the stocks of small-cap U.S. companies, and may invest up to 15% of its assets in foreign companies.

We seek to identify companies with stocks trading at prices below their intrinsic values.We measure value by evaluating each company’s valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position and expected business growth relative to its industry.We focus primarily on individual stock selection to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that may trigger a price increase.

Economic Recovery Drove Stock Prices Higher

The reporting period witnessed the continuation of an economic recovery and stock market rally that began early in 2009. Although unemployment rates have remained stubbornly high, improved manufac-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

turing activity and an apparent bottoming of residential housing prices helped boost confidence among investors, consumers and businesses.

For much of the reporting period, investors continued to search for opportunities among lower-quality stocks that had been severely punished during the downturn. This activity typically benefited smaller, more speculative stocks—including companies selling at deep discounts to their historical valuations—over their better established counterparts. However, during the first quarter of 2010 we began to detect a shift in market sentiment in which investors appeared to pay more attention to underlying business fundamentals. In our view, this suggests the beginning of a change in their focus away from bargain hunting and toward attractively valued companies with sustainable earnings.

Security Selection Strategy Produced Mixed Results

Small-cap stocks generally produced higher returns than their large-cap counterparts during the reporting period, and the fund participated in many of their gains. However, the fund’s relative performance was undermined by disappointments in the traditionally defensive consumer staples sector, where an overweighted position in a lagging benchmark group compounded shortfalls in the fund’s security selection strategy. For example, flavors-and-fragrances developer Flowers Foods reported weaker-than-expected quarterly results, sparking declines in its stock price.While private label food producer Ralcorp Holdings gained value for the reporting period overall, the portfolio’s sale of the stock early in the reporting period generated a slight decline.

In the technology sector, communication equipment manufacturer Brocade Communications Systems encountered weakness stemming from its product mix, which prompted the company to guide analysts’ estimates lower. Makers of automated teller machines Diebold and NCR Corp. also were hurt by sluggish sales to the banking industry, resulting in the sale of the fund’s position in NCR Corp. Among energy companies, exploration-and-production specialists such as Cabot Oil & Gas Corp. and Arena Resources weighed on the fund’s relative performance during the reporting period.

These laggards were offset to a significant degree by better results in other areas. The financials sector was led higher by commercial banks with secure business niches and stable earnings growth potential, including City National Corp., Comerica and Marshall & Ilsley. Real estate investment trusts also continued to rebound from previously depressed levels as business fundamentals improved, and above-average performers for the reporting period included CBL & Associates Properties, Alexandria Real Estate Equities and Omega Healthcare Investors.

Positioned for the Next Phase of the Economic Cycle

We remain optimistic regarding the potential for small-cap value stocks over the remainder of 2010. As the economic recovery progresses, we believe that investors increasingly will favor companies with sound business fundamentals, favorable growth prospects and attractive valuations. We have found a number of opportunities meeting our investment criteria in the technology, financial, health care and energy sectors. Within the small-cap market’s energy segment, we have favored energy producers that appear poised to benefit from the ability to tap new supplies of natural gas through hydraulic fracturing technologies. Conversely, we have found relatively few opportunities in the consumer staples sector, where traditionally defensive stocks that held up well during the downturn appear to have fallen out of favor with investors. In our view,these are prudent strategies as we seek to capture the opportunities and confront the challenges of a rapidly evolving marketplace.

April 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.
The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation and The Boston Company Asset
Management, LLC. Had these expenses not been absorbed, returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500 Value Index is a widely accepted, unmanaged index, which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Equity Fund from October 1, 2009 to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.26	$ 11.63	$ 11.58	$ 5.83
Ending value (after expenses)	$1,124.10	$1,119.90	$1,120.40	$1,126.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.89	$ 11.05	$ 11.00	$ 5.54
Ending value (after expenses)	$1,018.10	$1,013.96	$1,014.01	$1,019.45

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.20% for Class B, 2.19% for
Class C, and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2010 (Unaudited)

Common Stocks—97.8%	Shares	Value ($)
Consumer Discretionary—13.4%
Abercrombie & Fitch, Cl. A	37,760	1,723,366
American Eagle Outfitters	96,220	1,781,994
BorgWarner	38,925 [a,b]	1,486,157
Gymboree	25,350 [b]	1,308,821
Interpublic Group of Cos.	173,140 [b]	1,440,525
Leggett & Platt	46,600	1,008,424
Magna International, Cl. A	24,690 [b]	1,527,077
MDC Holdings	39,320	1,360,865
Meredith	51,430 [a]	1,769,706
Ryland Group	84,590	1,898,200
Saks	192,770 [a,b]	1,657,822
Thor Industries	32,030	967,626
Toll Brothers	75,020 [b]	1,560,416
Tractor Supply	14,150 [a]	821,408
Williams-Sonoma	94,800	2,492,292
		22,804,699
Consumer Staples—4.3%
Alberto-Culver	47,990	1,254,938
BJ’s Wholesale Club	53,820 [b]	1,990,802
Flowers Foods	44,160 [a]	1,092,518
Whole Foods Market	81,656 [b]	2,951,864
		7,290,122
Energy—7.7%
Arena Resources	51,280 [b]	1,712,752
Cabot Oil & Gas	88,356	3,251,501
Comstock Resources	27,780 [b]	883,404
Dril-Quip	26,980 [b]	1,641,463
Frontier Oil	73,830	996,705
St. Mary Land & Exploration	37,450	1,303,635
Tidewater	30,840	1,457,807
Unit	43,880 [b]	1,855,246
		13,102,513
Financial—29.0%
Alexandria Real Estate Equities	24,970 [a,c]	1,687,972
Aspen Insurance Holdings	41,820	1,206,089
Associated Banc-Corp	86,380	1,192,044

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Assured Guaranty	74,420	1,635,007
BioMed Realty Trust	25,870 [c]	427,890
Brandywine Realty Trust	51,740 [c]	631,745
CBL & Associates Properties	110,690 [a,c]	1,516,453
City National	68,087	3,674,655
Comerica	51,220	1,948,409
DiamondRock Hospitality	69,346 [a,b]	701,088
E*TRADE FINANCIAL	770,910 [b]	1,272,002
Entertainment Properties Trust	15,640 [c]	643,273
Essex Property Trust	16,880 [a,c]	1,518,356
Fidelity National Financial, Cl. A	122,554	1,816,250
First American	101,990	3,451,342
First Horizon National	118,946 [b]	1,671,193
FirstMerit	74,085	1,598,013
Hanover Insurance Group	34,580	1,508,034
Hospitality Properties Trust	54,100 [c]	1,295,695
Investment Technology Group	58,962 [b]	984,076
KeyCorp	192,800	1,494,200
Kilroy Realty	27,030 [a,c]	833,605
LaSalle Hotel Properties	28,570 [c]	665,681
Liberty Property Trust	44,820 [a,c]	1,521,191
Mack-Cali Realty	38,640 [c]	1,362,060
Marshall & Ilsley	222,980	1,794,989
MGIC Investment	34,570 [b]	379,233
NewAlliance Bancshares	100,733	1,271,250
Omega Healthcare Investors	60,980 [c]	1,188,500
Primerica	6,490	97,350
Protective Life	38,960	856,730
Raymond James Financial	57,980	1,550,385
SEI Investments	97,580	2,143,833
SVB Financial Group	26,390 [b]	1,231,357
Washington Federal	92,720	1,884,070
Wilmington Trust	39,156	648,815
		49,302,835

Common Stocks (continued)	Shares	Value ($)
Health Care—8.7%
AMERIGROUP	63,540 [b]	2,112,070
Beckman Coulter	29,100	1,827,480
Chemed	22,940	1,247,477
Endo Pharmaceuticals Holdings	39,790 [b]	942,625
Haemonetics	17,770 [b]	1,015,556
LifePoint Hospitals	35,330 [b]	1,299,437
Mednax	28,060 [b]	1,632,811
PerkinElmer	59,160	1,413,924
STERIS	48,120 [a]	1,619,719
Universal Health Services, Cl. B	46,150	1,619,404
		14,730,503
Industrial—10.8%
AGCO	27,430 [b]	983,914
Atlas Air Worldwide Holdings	16,610 [b]	881,161
BE Aerospace	15,770 [b]	480,197
Clean Harbors	25,231 [b]	1,401,834
Corrections Corp. of America	90,660 [b]	1,800,508
FTI Consulting	43,270 [b]	1,701,376
Granite Construction	39,310 [a]	1,187,948
Hexcel	57,680 [b]	832,899
McDermott International	63,770 [b]	1,716,688
Shaw Group	36,283 [b]	1,248,861
Snap-On	27,970	1,212,220
Spirit Aerosystems Holdings, Cl. A	94,710 [b]	2,214,320
Thomas & Betts	24,620 [b]	966,089
Waste Connections	50,360 [b]	1,710,226
		18,338,241
Information Technology—13.9%
Akamai Technologies	47,690 [b]	1,497,943
Arris Group	97,340 [b]	1,169,053
Brocade Communications Systems	296,300 [b]	1,691,873
Cadence Design Systems	184,610 [b]	1,229,503
Cymer	29,950 [b]	1,117,135
Diebold	53,620	1,702,971

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Electronic Arts	47,250 [b]	881,685
Hewitt Associates, Cl. A	58,160 [b]	2,313,605
Lam Research	37,190 [b]	1,387,931
Microchip Technology	31,560 [a]	888,730
Novellus Systems	73,400 [b]	1,835,000
Synopsys	70,445 [b]	1,575,855
Tekelec	41,580 [b]	755,093
Teradyne	121,840 [b]	1,360,953
Triquint Semiconductor	127,980 [b]	895,860
Varian Semiconductor Equipment Associates	51,620 [b]	1,709,654
Websense	68,180 [b]	1,552,459
		23,565,303
Materials—5.3%
Allegheny Technologies	26,500 [a]	1,430,735
Coeur d’Alene Mines	51,700 [a,b]	774,466
Domtar	13,040 [b]	839,906
FMC	25,350	1,534,689
Louisiana-Pacific	103,000 [b]	932,150
Packaging Corp. of America	66,830	1,644,686
Temple-Inland	87,330	1,784,152
		8,940,784
Telecommunication Services—1.2%
CenturyTel	32,860	1,165,216
Neutral Tandem	59,800 [b]	955,604
		2,120,820
Utilities—3.5%
AGL Resources	32,590	1,259,603
Atmos Energy	41,730	1,192,226
Energen	36,804	1,712,490
UGI	64,700	1,717,138
		5,881,457
Total Common Stocks
(cost $141,524,643)		166,077,277

Other Investment—2.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,777,000)	3,777,000 [d]	3,777,000

Investment of Cash Collateral
for Securities Loaned—7.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $12,374,698)	12,374,698 [d]	12,374,698

Total Investments (cost $157,676,341)	107.3%	182,228,975
Liabilities, Less Cash and Receivables	(7.3%)	(12,409,992)
Net Assets	100.0%	169,818,983

a Security, or portion thereof, on loan.At March 31, 2010, the total market value of the fund’s securities on loan is
$11,514,056 and the total market value of the collateral held by the fund is $12,374,698.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	29.0	Energy	7.7
Information Technology	13.9	Materials	5.3
Consumer Discretionary	13.4	Consumer Staples	4.3
Industrial	10.8	Utilities	3.5
Money Market Investments	9.5	Telecommunication Services	1.2
Health Care	8.7		107.3

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF FINANCIAL FUTURES
March 31, 2010 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 3/31/2010 ($)
Financial Futures Long
Russell 2000 Mini	29	1,963,590	June 2010	7,325

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,514,056)—Note 1(b):
Unaffiliated issuers			141,524,643	166,077,277
Affiliated issuers			16,151,698	16,151,698
Cash				163,449
Receivable for investment securities sold				2,884,381
Dividends and interest receivable				194,362
Receivable for shares of Beneficial Interest subscribed				120,584
Prepaid expenses				45,876
				185,637,627
Liabilities ($):
Due to The Boston Company Asset
Management, LLC and affiliates—Note 3(c)				171,653
Liability for securities on loan—Note 1(b)				12,374,698
Payable for investment securities purchased				3,023,939
Payable for shares of Beneficial Interest redeemed				150,021
Payable for futures variation margin—Note 4				15,080
Accrued expenses				83,253
				15,818,644
Net Assets ($)				169,818,983
Composition of Net Assets ($):
Paid-in capital				177,285,851
Accumulated undistributed investment income—net				181,126
Accumulated net realized gain (loss) on investments				(32,207,953)
Accumulated net unrealized appreciation (depreciation) on investments
(including $7,325 net unrealized appreciation on financial futures)				24,559,959
Net Assets ($)				169,818,983

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	69,060,954	2,733,940	15,636,473	82,387,616
Shares Outstanding	2,693,309	112,610	643,850	3,157,008
Net Asset Value Per Share ($)	25.64	24.28	24.29	26.10

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,201,708
Affiliated issuers	1,596
Interest	174
Income from securities lending—Note 1(b)	8,335
Total Income	1,211,813
Expenses:
Investment advisory fee—Note 3(a)	616,429
Administration fee—Note 3(a)	77,054
Shareholder servicing costs—Note 3(c)	268,929
Distribution fees—Note 3(b)	66,345
Registration fees	27,785
Professional fees	21,809
Custodian fees—Note 3(c)	13,673
Prospectus and shareholders’ reports	12,790
Trustees’ fees and expenses—Note 3(d)	5,643
Loan commitment fees—Note 2	2,002
Miscellaneous	2,810
Total Expenses	1,115,269
Less—reduction in expenses due to undertaking—Note 3(a)	(82,404)
Less—reduction in fees due to earnings credits—Note 1(b)	(206)
Net Expenses	1,032,659
Investment Income—Net	179,154
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	8,747,904
Net realized gain (loss) on financial futures	271,290
Net Realized Gain (Loss)	9,019,194
Net unrealized appreciation (depreciation) on investments	9,471,683
Net unrealized appreciation (depreciation) on financial futures	(10,977)
Net Unrealized Appreciation (Depreciation)	9,460,706
Net Realized and Unrealized Gain (Loss) on Investments	18,479,900
Net Increase in Net Assets Resulting from Operations	18,659,054

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Operations ($):
Investment income—net	179,154	337,286
Net realized gain (loss) on investments	9,019,194	(26,449,377)
Net unrealized appreciation
(depreciation) on investments	9,460,706	35,454,708
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,659,054	9,342,617
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(88,816)	(120,349)
Class I Shares	(198,201)	(275,812)
Class T Shares	—	(238)
Total Dividends	(287,017)	(396,399)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,702,750	24,791,503
Class B Shares	16,590	364,028
Class C Shares	2,038,682	2,377,226
Class I Shares	14,440,269	41,253,595
Class T Shares	—	120,735
Net Assets received in connection
with reorganization—Note 1	—	32,798,090
Dividends reinvested:
Class A Shares	80,196	103,640
Class I Shares	180,584	261,102
Class T Shares	—	82
Cost of shares redeemed:
Class A Shares	(9,550,324)	(20,706,588)
Class B Shares	(1,665,271)	(1,661,951)
Class C Shares	(2,105,732)	(1,965,146)
Class I Shares	(9,566,075)	(14,602,949)
Class T Shares	—	(931,003)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,571,669	62,202,364
Total Increase (Decrease) in Net Assets	22,943,706	71,148,582
Net Assets ($):
Beginning of Period	146,875,277	75,726,695
End of Period	169,818,983	146,875,277
Undistributed investment income—net	181,126	288,989

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

Six Months Ended
	March 31, 2010	Year Ended
	(Unaudited)	September 30, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	458,597	1,305,352
Shares issued in connection with reorganization—Note 1	—	1,332,718
Shares issued for dividends reinvested	3,420	6,036
Shares redeemed	(396,741)	(1,137,947)
Net Increase (Decrease) in Shares Outstanding	65,276	1,506,159
Class Bb
Shares sold	753	20,104
Shares issued in connection with reorganization—Note 1	—	190,814
Shares redeemed	(74,970)	(92,112)
Net Increase (Decrease) in Shares Outstanding	(74,217)	118,806
Class C
Shares sold	90,330	128,685
Shares issued in connection with reorganization—Note 1	—	346,893
Shares redeemed	(93,765)	(110,445)
Net Increase (Decrease) in Shares Outstanding	(3,435)	365,134
Class I
Shares sold	590,200	2,063,095
Shares issued in connection with reorganization—Note 1	—	38,901
Shares issued for dividends reinvested	7,553	15,014
Shares redeemed	(399,105)	(743,043)
Net Increase (Decrease) in Shares Outstanding	198,648	1,373,967
Class Tc
Shares sold	—	6,977
Shares issued in connection with reorganization—Note 1	—	18,224
Shares issued for dividends reinvested	—	5
Shares redeemed	—	(54,481)
Net Increase (Decrease) in Shares Outstanding	—	(29,275)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended March 31, 2010, 41,822 Class B shares representing $929,847 were automatically converted to 39,361 Class A shares and during the period ended September 30, 2009, 27,885 Class B shares representing $515,149 were automatically converted to 26,557 Class A shares.
c On the close of business on February 4, 2009, 43,698 Class T shares representing $740,237 were converted to
42,937 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2010			Year Ended September 30,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	22.84	24.48	32.64	30.49	27.89	23.32
Investment Operations:
Investment income (loss)—net[a]	.02	.07	.19	.02	.00[b]	(.07)
Net realized and unrealized
gain (loss) on investments	2.81	(1.60)	(4.61)	3.02	3.31	4.64
Total from Investment Operations	2.83	(1.53)	(4.42)	3.04	3.31	4.57
Distributions:
Dividends from
investment income—net	(.03)	(.11)	—	—	—	—
Dividends from net realized
gain on investments	—	—	(3.74)	(.89)	(.71)	(.00)[b]
Total Distributions	(.03)	(.11)	(3.74)	(.89)	(.71)	(.00)[b]
Net asset value, end of period	25.64	22.84	24.48	32.64	30.49	27.89
Total Return (%)[c]	12.41[d]	(6.11)	(14.59)	10.00	12.15	19.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.58[e]	1.72	1.56	1.50[f]	1.60[f]	2.30[f]
Ratio of net expenses
to average net assets	1.37[e]	1.37	1.39	1.45[f]	1.35[f]	1.35[f]
Ratio of net investment income
(loss) to average net assets	.19[e]	.35	.72	.06[f]	.01[f]	(.26)[f]
Portfolio Turnover Rate	34.55[d]	110.88	92.67	66.82[d,g]	—	—
Net Assets, end of period
($ x 1,000)	69,061	60,030	27,467	41,784	41,006	12,568

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and
2006, the ratios include the fund’s share of The Boston Company Small Cap Value Portfolio’s (the “Portfolio”)
allocated expenses.
g For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2010			Year Ended September 30,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.68	23.23	31.41	29.63	27.32	23.01
Investment Operations:
Investment (loss)—net[a]	(.07)	(.10)	(.04)	(.26)	(.22)	(.27)
Net realized and unrealized
gain (loss) on investments	2.67	(1.45)	(4.40)	2.93	3.24	4.58
Total from Investment Operations	2.60	(1.55)	(4.44)	2.67	3.02	4.31
Distributions:
Dividends from net realized
gain on investments	—	—	(3.74)	(.89)	(.71)	(.00)[b]
Net asset value, end of period	24.28	21.68	23.23	31.41	29.63	27.32
Total Return (%)[c]	11.99[d]	(6.67)	(15.32)	9.05	11.33	18.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.78[e]	2.72	2.53	2.41[f]	2.46[f]	3.22[f]
Ratio of net expenses
to average net assets	2.20[e]	2.22	2.24	2.34[f]	2.10[f]	2.10[f]
Ratio of net investment (loss)
to average net assets	(.63)[e]	(.54)	(.14)	(.83)[f]	(.77)[f]	(1.03)[f]
Portfolio Turnover Rate	34.55[d]	110.88	92.67	66.82[d,g]	—	—
Net Assets, end of period
($ x 1,000)	2,734	4,051	1,580	2,740	3,155	1,754

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and
2006, the ratios include the fund’s share of The Boston Company Small Cap Value Portfolio’s (the “Portfolio”)
allocated expenses.
g For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

Six Months Ended
March 31, 2010			Year Ended September 30,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.69	23.23	31.41	29.60	27.32	23.02
Investment Operations:
Investment (loss)—net[a]	(.07)	(.09)	(.03)	(.24)	(.21)	(.28)
Net realized and unrealized
gain (loss) on investments	2.67	(1.45)	(4.41)	2.94	3.20	4.58
Total from Investment Operations	2.60	(1.54)	(4.44)	2.70	2.99	4.30
Distributions:
Dividends from net realized
gain on investments	—	—	(3.74)	(.89)	(.71)	(.00)[b]
Net asset value, end of period	24.29	21.69	23.23	31.41	29.60	27.32
Total Return (%)[c]	12.04[d]	(6.67)	(15.29)	9.13	11.26	18.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25[e]	2.40	2.36	2.29[f]	2.46[f]	3.15[f]
Ratio of net expenses
to average net assets	2.19[e]	2.20	2.22	2.25[f]	2.10[f]	2.10[f]
Ratio of net investment (loss)
to average net assets	(.61)[e]	(.48)	(.11)	(.74)[f]	(.75)[f]	(1.03)[f]
Portfolio Turnover Rate	34.55[d]	110.88	92.67	66.82[d,g]	—	—
Net Assets, end of period
($ x 1,000)	15,636	14,037	6,556	9,713	11,042	3,659

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and
2006, the ratios include the fund’s share of The Boston Company Small Cap Value Portfolio’s (the “Portfolio”)
allocated expenses.
g For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2010			Year Ended September 30,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	23.24	24.88	33.03	30.77	28.07	23.42
Investment Operations:
Investment income—net[b]	.06	.13	.25	.11	.06	.07
Net realized and unrealized
gain (loss) on investments	2.87	(1.60)	(4.66)	3.04	3.35	4.58
Total from Investment Operations	2.93	(1.47)	(4.41)	3.15	3.41	4.65
Distributions:
Dividends from
investment income—net	(.07)	(.17)	—	—	—	—
Dividends from net realized
gain on investments	—	—	(3.74)	(.89)	(.71)	(.00)[c]
Total Distributions	(.07)	(.17)	(3.74)	(.89)	(.71)	(.00)[c]
Net asset value, end of period	26.10	23.24	24.88	33.03	30.77	28.07
Total Return (%)	12.62[d]	(5.67)	(14.37)	10.27	12.43	19.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10[e]	1.20	1.22	1.22[f]	1.35[f]	1.97[f]
Ratio of net expenses
to average net assets	1.10[e,g]	1.13	1.15	1.19[f]	1.10[f]	1.10[f]
Ratio of net investment income
to average net assets	.48[e]	.65	.98	.32[f]	.21[f]	.24[f]
Portfolio Turnover Rate	34.55[d]	110.88	92.67	66.82[d,h]	—	—
Net Assets, end of period
($ x 1,000)	82,388	68,758	39,424	15,701	14,339	12,575

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
f For the period from October 1, 2006 to July 31, 2007 and for the fiscal years ended September 30, 2005 and
2006, the ratios include the fund’s share of The Boston Company Small Cap Value Portfolio’s (the “Portfolio”)
allocated expenses.
g Expense waivers and/or reimbursements amounted to less than .01%.
h For the period from October 1, 2004 to July 31, 2007, the fund invested exclusively in the Portfolio under a master/feeder organizational structure that was terminated on August 1, 2007. On that date, the fund withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio.
Effective August 1, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents investment activity of the fund.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is long-term growth of capital.The Boston Company Asset Management, LLC (“TBCAM”) serves as the fund’s investment adviser.The Dreyfus Corporation (the “Administrator” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”) and an affiliate of TBCAM, serves as the fund’s Administrator.

As of the close of business on December 15, 2008, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to liabilities, of Dreyfus Premier Future Leaders Fund (“Premier Future Leaders”) were transferred to the fund in exchange for corresponding class of shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B, Class C, Class I and Class T shares of Premier Future Leaders received Class A, Class B, Class C, Class I and Class T shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Premier Future Leaders at the time of the exchange. The net asset value of the fund’s shares on the close of business December 15, 2008, after the reorganization was $17.24 for Class A, $16.43 for Class B, $16.43 for Class C, $17.46 for Class I and $16.90 for Class T shares, and a total amount of 1,332,718 Class A shares, 190,814 Class B shares, 346,893 Class C shares, 38,901 Class I shares and 18,224 Class T shares, representing net assets of $32,798,090 (including $17,212,916 net unrealized depreciation on

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investments) were issued to shareholders of Premier Future Leaders in the exchange. The exchange was a tax-free event to the Premier Future Leaders shareholders.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to four value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	164,550,200	—	—	164,550,200
Equity Securities—
Foreign†	1,527,077	—	—	1,527,077
Mutual Funds	16,151,698	—	—	16,151,698
Other Financial
Instruments††	7,325	—	—	7,325
Liabilities ($)
Other Financial
Instruments††	—	—	—	—

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative Instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts.Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2010, The Bank of New York Mellon earned $2,778 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $18,131,138 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2009. If not applied, $10,066,885 of the carryover expires in fiscal 2016 and $8,064,253 expires in fiscal 2017. Acquired losses as a result of the fund’s merger with Dreyfus Premier Future Leaders Fund can be uti-

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

lized in subsequent years but will be subject to annual limitations based on certain provisions in the Code.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2009 was as follows: ordinary income $396,399.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a Investment Advisory Agreement with TBCAM, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus and TBCAM have contractually agreed, with respect to each class of fund shares, to assume the expenses of the class so that such expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the annual rates of expenses of 1.39% for Class A, 2.24% for Class B, 2.22% for Class C and 1.16% for Class I, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for each class.The reduction in expenses, pursuant to the undertaking, amounted to $82,404 during the period ended March 31, 2010.

The fund compensates Dreyfus under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. During the period ended March 31, 2010, the fund was charged $77,054 pursuant to the administration agreement.

During the period ended March 31, 2010, the Distributor retained $5,864 from commissions earned on sales of the fund’s Class A shares and $3,140 and $873 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended March 31, 2010, Class B, and Class C shares were charged $12,459 and $53,886, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2010, Class A, Class B and Class C shares were charged $81,222, $4,153 and $17,962, respectively, pursuant to the Shareholder Services Plan.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $40,093 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2010, the fund was charged $4,643 pursuant to the cash management agreement.These fees were partially offset by earnings credits which amounted to $206.

The fund also compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $13,673 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to TBCAM and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $113,559, administration fees $14,195, Rule 12b-1 distribution plan fees $11,590, shareholder services plan fees $18,552, custodian fees $6,932, chief compliance officer fees $2,742 and transfer agency per account fees $13,130, which are offset against an expense reimbursement currently in effect in the amount of $9,047.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2010, amounted to $54,853,738 and $51,594,044, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board ofTrade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Contracts open at March 31, 2010 are set forth in the Statement of Financial Futures.

At March 31, 2010, accumulated net unrealized appreciation on investments was $24,552,634, consisting of $26,951,570 gross unrealized appreciation and $2,398,936 gross unrealized depreciation.

At March 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S INVESTMENT ADVISORY AND
ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 9-10, 2009, the Board considered the re-approval for an annual period of the fund’s Investment Advisory Agreement, pursuant to which TBCAM provides the fund with investment advisory services, and the fund’s separate Administration Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with administrative services.The Board mem-bers,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and representatives of the Manager confirmed that there had been no material changes in the information.The Board also discussed the nature, extent, and quality of the services provided to the fund by TBCAM and Dreyfus pursuant to the fund’s Investment Advisory and Administration Agreements, respectively. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships that Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered TBCAM’s research and portfolio management capabilities and that Dreyfus provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered TBCAM’s and Dreyfus’ separate and extensive administrative, accounting, and compliance infrastructures.

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Comparative Analysis of the Fund’s Investment Advisory Fee and Administration Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s total investment advisory fee and administration fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper, all for various periods ended August 31September 30, 20082009. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for each of the past five our calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of August 31September 30, 20082009. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s total contractual investment advisory fee and administration management fee was lower than the Expense Group median, and that the fund’s actual management fee was lower slightly higher than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio (Class A shares) was one basis point lower than the Expense Group and Expense Universe medians. It was noted that the fund benefited from an undertaking by TBCAM during the period that resulted in TBCAM waiving receipt of a portion of the fund’s management fee.

With respect to the fund’s performance (Class A shares), the Board noted that the fund achieved first or second quartile (the first quartile being the highest performance ranking group) total return rankings in results higher than the Performance Group, and second quartile rankings in the Performance Universe, medians for each reported time period up to 105 years, including the number one ranking in the Performance Group for the 2-year period. . The Board further noted that the fund’s total return was higher than the return of the fund’s benchmark index for 43 of the past 54 calendar years (lower in the other year).

Representatives of Dreyfus reviewed with the Board members the fees paid to TBCAM or Dreyfus or its affiliates by the mutual funds managed by TBCAM (or Dreyfus or its affiliates) that were reported in the same Lipper category as the fund (the “Similar Funds”). Dreyfus’ representatives also reviewed the fees paid by institutional separate accounts managed by TBCAM (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”) that have similar investment objectives and policies as the fund. Dreyfus does not manage any domestic small cap separate accounts or wrap fee accounts. Dreyfus’ representatives explained the nature of each Similar Account and the differences, from Dreyfus’ and TBCAM’s perspective (as applicable), in providing services to the Similar Accounts as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to TBCAM and discussed the relationship of the management fees paid in light of the services provided. Dreyfus’ representatives advised the Board that the management fees for the Separate Accounts reflected TBCAM’s independent pricing and cost structures.The Board considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund	35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fee paid to TBCAM or Dreyfus or their affiliates by the one mutual fund managed by TBCAM (or Dreyfus or their affiliates) that was reported in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund and the differences in providing services to the Similar Fund as compared to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to TBCAM and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s advisory fee. Dreyfus’ representatives noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by TBCAM or Dreyfus or their affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus for the fund and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, that was prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund sharehold-ers.The Board members also considered potential benefits to TBCAM from acting as investment adviser to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Administration Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It was noted that the profitability percentage for Dreyfus was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

Profitability percentages with respect to TBCAM’s service as the fund’s Because TBCAM became investment adviser to the fund on August 1, 2007, meaningful profitability percentages with respect to TBCAM acting as investment adviser to the fund were not available, and such information were not presented as not considered at this meeting. In this regard, the Board noted that the fund is relatively small in asset size, and that TBCAM only has served as the fund’s investment adviser since August 1, 2007, during which time TBCAM has waived receipt of a significant portion of the fund’s investment advisory fee.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement and Administration Agreement. Based on the discussions and considerations as described above, the Board reached the following conclusions and determinations.

  The Board concluded that the nature,extent,and quality of the services provided by the Manager to the fund are adequate and appropriate.

The Fund	37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

  The Board was satisfied with the fund’s performance.

  The Board concluded that the total investment advisory and admin- istrative fee paid separately to TBCAM and Dreyfus, respectively, by the fund was reasonable in light of the services provided, compara- tive performance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus or TBCAM the from each firm’s Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to TBCAM or Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by TBCAM and Dreyfus in connection with the investment advisory fee and administrative fee rates charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Investment Advisory Agreement and Administration Agreement was in the best interests of the fund and its shareholders.

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Funds

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	May 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	May 24, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	May 24, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)